Exhibit 99.1
Keefe, Bruyette & Woods Regional Bank Conference March 4, 2009

Safe Harbor Statement
Discussions in this presentation that are not statements of historical fact (including statements that include terms such as “will,” “may,” “should,” “believe,” “expect,” “anticipate,” “estimate,” “project”,“intend,” and “plan”) are forward-looking statements that involve risks and uncertainties, and Citizens’ actual future results could differ materially from those discussed. Factors that could cause or contribute to such differences include, without limitation, risks and uncertainties detailed from time to time in Citizens’ filings with the Securities and Exchange Commission. Other factors not currently anticipated may also materially and adversely affect Citizens’ results of operations, cash flows, and financial position. There can be no assurance that future results will meet expectations. While Citizens believes that the forward-looking statements in this presentation are reasonable, you should not place undue reliance on any forward-looking statement. In addition, these statements speak only as of the date made. Citizens does not undertake, and expressly disclaims any obligation to update or alter any statements, whether as a result of new information, future events or otherwise, except as required by applicable law.

Who We Are Regional Banking Structure Franchise Overview 42nd largest bank holding company in 233 Branches / 266 ATMs the U.S. ranked by assets –$ 13.1 billion assets and $9.1 billion deposits – Presence in 4 Midwest states Largest bank headquartered in MI – #6 deposit market share – Top 5 deposit ranking in 17 of 41 MSAs – #1 Small Business Administration lender Growing wealth management business –$ 2.0 billion in trust assets under administration – Record trust sales in 2008 No sub-prime, CDO or CLO exposure 3 3

We are a Retail Community Bank Total Revenue By Total Revenue Line of Business By Region 5% 17% 15% 36% 6% 45% 13% 3% 29% 16% 15% Retail Commercial East Michigan West Michigan Wealth Mgt. Specialty Comm. Wisconsin & Iowa Ohio Other Specialty Commercial Other 70% from Regional Banking 4

Strong Balance Sheet Immediate Credit-Related Priorities Simple, Focused Approach

Key Strengths Strong Management team with broad big bank experience Management Strong track record of managing turnaround/workout situations in difficult operating Team environments Great bench strength Capital ratios are among the highest in peer group Solid capital position to weather a prolonged credit/economic crisis Received $300 million of TARP, a positive signal of CRBC’s financial strength Significant 2008 initiatives enacted to enhance and preserve capital include: Excess Capital – $200 million equity raise in second quarter of 2008 – Suspended common stock dividend, saving $88 million annually – Implemented new SVA/risk-adjusted incentive sales programs Strong liquidity supported by diversified funding sources Solid core deposit base, with five consecutive quarters of total deposit growth Strong Liquidity Significant untapped secured borrowing capacity Position Reduced reliance on short-term wholesale funding Excess cash at the parent company is over 7 years coverage of interest and preferred dividend payment obligations 6

Key Strengths
Hallmark conservative credit culture Diversified loan portfolio Most of the outsized stress was inherited from acquisitions Prudent Credit Diligently addressing credit issues Culture – Accelerated the recognition of losses – Boosted loan loss reserve levels – Use of third party servicer (PHH) for mortgage – Tightened underwriting criteria New capital available to profitably grow the balance sheet over time Favorable Key cross selling opportunities continue to exist across the retail delivery channel Growth and the broader franchise Opportunities Positioned to acquire FDIC-assisted deposit portfolios and build market share in attractive Midwest MSAs when appropriate CRBC trades at a significant discount to tangible book value and seven times below that of its peers at just 0.17x Attractive CRBC is well positioned to survive a continued eroding environment Valuation CRBC represents an attractive opportunity for investors interested in a financial services company with a compelling risk/reward profile 7

Significant Excess Capital Levels in Uncertain Economy Reduction due to $155 million non-cash deferred tax asset valuation allowance 9.7% 16% 10.0% (TCE would have been 6.9%) 14.5% 8.7% 8.8% 14% 13.0% 13.1% 9.0% 11.9% 12.2% 11.7% 12% 11.3% 8.0% 7.5% 10.8% 10.9% 7.4% 7.3% 7.2% 10% 9.4% 9.2% 7.0% 9.0% 6.4% 6.1% 5.9% 8% 6.0% 5.8% 5.5% 6% 5.0% 2006 2007 1Q08 2Q08 3Q08 4Q08 2006 2007 1Q08 2Q08 3Q08 4Q08 Tangible Common Equity Tier 1 Ratio Leverage Ratio Total Risk-Based Capital Excess Regulatory Capital Minimum for over Minimum “Well- at 12/31/08 Capitalized” 12/31/08 9/30/08 6/30/08 3/31/08 (in millions) Tier 1 Capital Ratio 6.00% 12.21% 10.88% 10.80% 9.04% $ 613.9 Total Capital Ratio 10.00% 14.49% 13.13% 13.03% 11.26% $ 443.8 Tier 1 Leverage Ratio 5.00% 9.66% 8.76% 8.71% 7.40% $ 582.4 Tangible Common Equity to Assets 5.75% 7.33% 6.44% 6.07% Tangible Equity to Assets 7.88% 7.33% 7.35% 6.07% 8

Strong Capital Ratios Compared to Peers 4% 6% 8% 10% 12% 14% 16% WBS 15. 2% $ CMA 14. 7% TCB 14. 7% CRBC TSFG 14. 5% SUSQ 14. 4% Source: SNL Financial as of 2-25-09 13. 5% MI 13. 2% VLY 13. 2% economic conditions Median STSA 13. 2% CBSH 13. 0% Total Capital Ratio 12. 3% BXS F 12. MER 0% CRBC has strong capital ratios FULT 11. 9% A 11. 9% SBC 11. 1% capitalized minimum Tier 1 as 12-31-08 613.9 million excess capital over well- 4% 6% 8% 10% 12% 14% TSFG 12. 9% WBS 12 CRBC . 7% Prudent to enhance capital during uncertain TCB 12. 2% 11 STSA . 8% 11 . 7% VLY 6% — S 11. 5% USQ 4% — 11 CBSH . 2% 10 Medi . 9% an Strong Capital Ratios Compared to Peers 10 BXS . 9% 10. 8% Tier 1 Capital CMA 10. FMER 7% 10 MI . 3% adequacy minimum Tier 1 Regulatory Capital 9 well-capitalized minimum ASBC .5% 9.2% FULT 9 9.1% 9

Strong Retail Deposit Growth (in millions) % Growh t 10,000 9 $9,006 $9,052 9,000 $8,487 $8,661 $8,302 1,027 1,059 575 793 8,000 575 7,000 3,455 3,343 3,446 3,566 6,000 3,597 5,000 4,000 3,000 4,457 4,525 4,533 4,428 2,000 4,131 1,000 0 12/31/07 3/31/08 6/30/08 9/30/08 12/31/08 Core Deposits Retail CDs Brokered CDs Five Consecutive Quarters of Deposit Growth 10

Less Reliance on Wholesale Funding (in millions) Loans to Deposit Ratio Declining $10,000 120% $9,500 115% $9,000 110% $8,500 105% $8,000 100% $7,500 $7,000 95% 4Q07 1Q08 2Q08 3Q08 4Q08 Avg. Loans Avg. Deposits Loans/Deposits 11

Diversified Funding Sources $11.3 billion Excess Short-term (Liquid) Assets Holding Company Other Long-Sub Debt 3% term Debt 2% Capital issuance further strengthens holding Short-term company liquidity Borrowings 1% Annual holding company interest and FHLB Core Deposits (1) dividend payment obligations of Advances 14% 39% approximately $35 million Cash resources of $261 million Bank Funding $4.4 billion core deposit funding Brokered (39% of total funding or 49% of total deposits) Deposits 9% Significant untapped secured borrowing capacity Minimal reliance on short-term funding High deposit market share in core legacy markets Retail CDs 32% Eligible to issue FDIC-guaranteed unsecured debt up to $230 million through FDIC Temporary Liquidity Guarantee Program (1) Excludes all time deposits 12

Structural Liquidity Structural Liquidity = Deposits + LT Debt + Equity as a % of Total Assets 100% 98% % 4 9% % 2 2 9 9% 0 9 9% 90% 8 86% % 4 84% 8 3% 8 82% % % 1 1 8 8 80% 78% 5% 7 70% 60% B A MI n S C R A C VLY BXS B RBC T CM TSFGCBSH FULT W SUSQ ASB FME STS C Media 13 Source: SNL Financial as of 2-25-09, MRQ for peers 13

Pre-Tax Pre-Provision Earnings Power Consistent Pre-Tax Pre-Provision Operating Earnings (1) To Handle Credit Volatility (in millions) 1Q 08 2Q 08 3Q 08 4Q 08 Net income (loss) $11.1 $ (201.6) $ (7.2) $ 4) (195. Income tax provision (benefit) 0.9 4) (19. (10.2) 99.6 Provision for loan losses 30.6 74.5 58.4 118.6 Goodwill impairment charge 178.1 Fair-value writedown on LHFS 2.2 1.3 5.9 Fair-value writedown on ORE 0.9 5.8 0.7 0.6 Fair-value writedown on bank owned life insurance 0.6 2.9 Loss on auction rate securities repurchase 2.4 SFAS 157 mark-to-market on swaps (0.5) (0.3) (2.9) 2.4 Gain related to Visa USA shares (2.1) Captive insurance impairment charge 1.1 Pre-Tax Pre-Provision Operating Earnings (1) $41.0 $39.3 $40.6 $38.1 Last 12 Months $159.0 (1) Non-GAAP measure, as defined by management, represents net income (loss) excluding income tax provision (benefit),provision for loan losses, and any impairment charges (including goodwill, credit writedowns and fair-value adjustments) 14 caused by this economic cycle. 14

Capital Stress Test (1)

Three Year Assumptions (1)

- Pre-Tax Pre-Provision annual earnings as noted for the next 3 years
- Peak industry cumulative losses applied to CRBC portfolio at 5.5% - 6%, or $550 - $600 million
- Results are before any management intervention of reducing assets to improve TCE and no reversal of the $155.7 million deferred tax asset (DTA) valuation allowance
- No growth in risk-weighted assets, no common dividends, and no offsetting tax benefits
- TCE will grow faster than peers as profits return due to DTA offset to tax expense

(in millions)	2008 Actual	Three Year Scenarios Case A	Case B	Case C
Annual Pre-Tax Pre-Provision Operating Earnings (2)	$159	$120	$140	$160
Provision Expense ($190 million net charge-offs)	$282			
Next 3 Years Cumulative Pre-Tax Credit Losses		**$600**	**$660**	**$720**
% of Current Portfolio		**6.6%**	**7.2%**	**7.9%**
4 Year Cumulative Pre-Tax Credit Losses (incl. 2008)		**$882**	**$942**	**$1,002**
% of Current Portfolio		**9.7%**	**10.3%**	**11.0%**
Tier 1 Capital Ratio at end of Year 3	12.2%	10.0%	10.0%	10.0%
Tangible Common Equity Ratio end of Year 3	5.7%	4.0%	4.0%	4.0%

(1) For analytical purposes only ~ Not to be interpreted as projected or targeted performance

(2) Non-GAAP measure, as defined by management, represents net income (loss) excluding income tax provision (benefit), provision for loan losses, and any impairment charges (including goodwill, credit writedowns and fair-value adjustments) caused by this economic cycle.

15

Strong Balance Sheet Immediate Credit-Related Priorities Simple, Focused Approach

Majority of Stress from Smallest Portfolio ($ in millions) Portfolio Balances 30-89 Day Past Due $10,000 18.0%
$8,000 16.0% 14.0% $6,000
12.0% $4,000 10.0% 8.0% $2,000 6.0% $0 4.0% 1Q07 2Q07 3Q07 4Q07 1Q08 2Q08 3Q08 4Q08 Consumer 2.0% Land Hold, Land Development & Construction 0.0% Income Producing & Owner-Occupied 1Q07 2Q07 3Q07 4Q07 1Q08 2Q08 3Q08 4Q08 Commercial & Industrial NPLs/ Loans NCOs/ Avg. Loans (annualized) 25.0% 12.0% 10.0% 20.0% 8.0% 15.0% 6.0% 10.0% 4.0% 5.0% 2.0% 0.0% 0.0% 1Q07 2Q07 3Q07 4Q07 1Q08 2Q08 3Q08 4Q08 1Q07 2Q07 3Q07 4Q07 1Q08 2Q08 3Q08 4Q08 Total Portfolio % 17 17 17

Diversified Granular Commercial Portfolio Total Commercial Portfolio at 12/31/08 < $ 5 $5 — $10 Loan size category: million million > $10 million Total Total (millions) $ 4,273 $ 830 $ 464 $ 5,567 # of loans 12,949 120 30 13,099 Average loan size $330,000 $6,920,000 $15,472,000 $425,000 < $ 5 million $5-$10 million >10 million 11% 6% 20% 34% 20% 47% 35% 6% 28% 68% 10% 8% 7% C&I Small Business LH, LD & Construction Income Producing Owner Occupied Total C&I includes $293 million of ABL 18 18

Manageable Watch List (Accruing) Accruing Commercial Watch List at 12/31/08 < $ 5 $5 — $10 Loan size category: million million > $10 million Total Total (millions) $ 932 $ 198 $ 30 $ 1,159 # of loans 1,797 28 2 1,827 Average loan size $518,000 $7,062,000 $14,757,000 $634,000 < $ 5 million Loan Size Category 350 800 300 700 (millions) 250 600 500 200 outstanding 400 150 300 100 200 # of loans 50 100 0 0 $ C&I Small Business LH, LD & Income Producing Owner Occupied Construction 19 19

Manageable Delinquencies Commercial Delinquencies at 12/31/08 < $ 5 $5 — $10 > $10 Loan size category: million million million Total Total (millions) $ 177 $ 29 $ — $ 207 # of loans 362 4 — 366 Average loan size $490,000 $7,326,000 — $565,000 < $ 5 million Loan Size Category 80 90 70 80 60 70 60 (millions) 50 50 outstanding 40 40 30 # of loans 30 20 20 10 $ 10 0 0 C&I Small Business LH, LD & Construction Income Producing Owner Occupied 20

Manageable Nonperforming Loans Commercial Nonperforming Loans at 12/31/08 < $ 5 $5 — $10 > $10 Loan size category: million million million Total Total (millions) $ 205 $ 23 $ — $ 227 # of loans 539 3 — 542 Average loan size $380,000 $7,590,000 — $420,000 < $ 5 million Loan Size Category 70 160 60 140 50 120 (millions) 100 40 outstanding 80 30 60 # of loans 20 40 10 20 $ 0 0 C&I Small Business LH, LD & Construction Income Producing Owner Occupied 21 21

Loss Mitigation and Workout Teams 50 FTE focused on commercial loan loss mitigation – Centralized and upgraded CRE portfolio management team (total 22 FTE) – Focused on servicing performance (age of appraisals, lot release schedules, rent roll updates, construction costs, guarantor liquidity affirmed with current financials) – Expanded special loans workout team (total 28 FTE) Continued internal analysis of auto-related exposure by widening focus to communities that could be negatively impacted – Conducted 1-on-1 meetings with largest exposure pass credit clients to help them navigate through the economic crisis – Learned that clients are prepared to handle 30% — 40% less revenue to survive the long-term Michigan economic challenges 22 22

High Performing Consumer Portfolio Avg. Avg. Loan Avg. Refreshed At December 31, 2008 $ millions Size LTV FICO Residential Mortgage $1,263 $186,200 66% 711 Home Equity 1,180 37,300 < 85% 722 Indirect 821 21,200 706 Other Direct 272 11,800 700 Total Consumer $3,536 % of Total Loans 39% Recently refreshed portfolio FICO scores Strong historical delinquency performance 1.5% annual net charge-off rate in 2008 Home Equity: – 77% seasoned 24 months – no brokered – < 30% is 2006 and 2007 vintage – Approximately 46% in 1st lien position 23 23

Strong Balance Sheet Immediate Credit-Related Priorities Simple, Focused Approach

Focus #1: Stay Client Focused Despite the decline in credit demand during the 4th quarter, we – Extended $135 million of new commercial loans – Renewed over $300 million of commercial loans – Approved $170 million of consumer loans Expanded SBA lending initiatives – Citizens is the #1 SBA lender in Michigan Continue to lend responsibly based on creditworthiness of the borrower – while not lowering our lending standards and in fact tightening them in some cases Continue investment in our communities
25

Focus #2: Strategic Planning Know who we are – Primarily a retail and small business bank – High client retention – Strong branch model Understand our portfolio – Where are our risks? – How do we manage for them appropriately? What do we want the bank to look like? – Build support, tracking, measurements, incentives around that – How do we get there? 26

Focus #3: Protect and Manage Liquidity Be aggressive, but not top of the market – We’d rather grow deposits from our footprint, our clients Pick our spots – Where we can grow with less margin impact and a better return on advertising spend, we will focus there – Understand impact of our strategy – might move some core into time Understand liquidity strategy within overall strategy 27 27

Focus #4: Manage Expenses Expenses are rising – FDIC Insurance Costs – Benefits – Non Accrual Loans Be wary of expense diets – Short term fixes often unsustainable Build new ways of delivering to client into strategic planning such as – In branch image capture – Mortgage outsourcing 28 28

Why Buy CRBC Tangible Common Book Value Solid capital and of $5.69 per share liquidity levels Competent team Price/Tangible Book % in place 220 204.1 200 183.1 Forward looking 180 159.1 158.1 153.9 160 credit priorities 140 130.3 126.9 120 112.5 Simple, focused 100 80 approach 60 46.4 40 31.2 25.5 16.5 12.0 20 8.8 0 S C A MI A VLY X CB B BC S B T USQ FULT CM WBS R T CBSH FMER S AS C S TSFG 29

Appendix 30

Quarterly Financial Performance & Trends (in millions) 4Q 07 1Q 08 2Q 08 3Q 08 4Q 08 Net interest income $92.2 $88.3 $87.6 $87.3 $85.7 Provision 6.1 30.6 74.5 58.4 118.6 Total fees and other income 29.3 9 30. 27.1 0 28. 15.8 Noninterest expense 78.9 76.6 261.2 74.3 78.6 Income tax provision 8.6 0.9 (19.4) (10.2) 99.6 Net income (loss) $28.0 $11.1 $ (201.6) $ (7.2) $ (195.4) Net income (loss) attributable to $28.0 $11.1 $ (201.6) $ (18.9) $ (195.6) common shareholders Core operating earnings $29.5 $12.7 $ (22.0) $ (5.7) $ (194.0) 4Q 07 1Q 08 2Q 08 3Q 08 4Q 08 Earnings per common share (diluted) $0.37 $0.15 $ (2.53) $ (0.20) $ (1.56) Core ROTE% 15.3% 6.5% -10.9% -2.4% -81.5% Core ROTA% 0.93% 0.40% -0.71% -0.18% -6.19% Net Interest Margin 3.26% 3.12% 3.11% 3.09% 3.03% Note: Core operating earnings exclude the effects of restructuring and merger related expenses and amortization of core deposit intangibles, net of tax. 31 31

Quarterly Non-Interest Income Trends (in thousands) 4Q 07 1Q 08 2Q 08 3Q 08 4Q 08 Service charges on deposit accounts $12,350 $11,466 $12,036 $12,254 $11,714 Trust fees 5,175 4,784 4,608 4,513 4,062 Mortgage and other loan income 2,687 3,344 3,023 3,269 1,807 Brokerage and investment fees 2,029 1,916 2,211 1,376 1,606 ATM network user fees 1,463 1,413 1,677 1,715 1,514 Bankcard fees 1,806 1,744 1,924 1,874 1,898 Gains (losses) on loans held for sale (508) 1 (2,248) (1,261) (5,865) Other income 4,294 6,257 3,827 4,265 (981) Total fees and other income 29,296 30,925 27,058 28,005 15,755 Investment securities losses — - — - (1) Total Non-interest Income $29,296 $30,925 $27,058 $28,005 $15,754 32 32

Quarterly Non-Interest Expense Trends (in thousands) 4Q 07 1Q 08 2Q 08 3Q 08 4Q 08 Salaries and employee benefits $43,644 $42,225 $39,046 $39,728 $37,194 Occupancy 7,608 7,675 6,954 6,749 7,214 Professional services 4,432 3,763 4,531 3,246 3,644 Equipment 3,857 3,230 3,420 3,160 3,156 Data processing services 3,874 4,304 4,233 4,185 3,748 Advertising and public relations 1,212 1,838 1,458 1,297 1,304 Postage and delivery 1,863 1,727 2,058 1,626 1,931 Other loan expenses 2,281 1,811 3,448 2,755 5,367 ORE expenses, profits and losses, net (69) 1,242 6,394 1,825 1,547 Intangible asset amortization 2,659 2,447 2,333 2,226 2,126 Goodwill impairment — - 178,089 - -Restructuring and merger-related expenses (356) — - — -Other expense 7,875 6,300 9,264 7,504 11,380 Total Non-Interest Expense $78,880 $76,562 $261,228 $74,301 $78,611 33

Diversified Loan Portfolio At December 31, 2008 Total Portfolio Commercial Real Estate ($ in millions) ($ in millions) By Type Owner Occupied $967 Commercial 33% Income Land Hold $2,602 $45 Producing 29% 2% $1,556 Commercial 52% Constr. Land Real Estate Devpt. $264 Indirect $2,965 9% $133 Consumer 32% 4% $821 9% By Collateral Owner Occupied Retail Home 12% 10% $967 Equity Residential Office 5% 33% $1,180 Mortgage Warehouse/ 14% Industrial Other Direct 13% $1,263 8% Multi-Family Consumer 14% Residential $272 3% Medical 20% Other (<5%) 31% 34 34

Commercial Loan Concentration and Auto Related Exposure Are Small Loan Concentrations as of 12-31-08 (by NAICS Code) 2% 2% 8% 2% Real Estate 2% Manufacturing 3% Contractors Wholesale Trade 5% Retail Trade 46% Health Services 6% Travel & Food Transportation/Warehousing 7% Agriculture Finance & Insurance 8% 9% Other Services We define exposure as manufacturers and tier one suppliers with revenue from auto >25% vs. most banks of >50% Auto industry loans accounted for only 9.0% of total commercial outstandings Auto industry exposure accounted for 10.3% of total commercial loan exposure 35 35

Commercial & Consumer Loans 5 Year Trends Commercial Loans Consumer Loans (in millions) (in millions) 6,000 $5,654 4,500 $5,567 $4,106 $5,126 4,000 $3,847 5,000 $3,536 3,500 4,000 3,000 $2,504 $2,526 $3,090 2,500 $2,890 3,000 2,000 2,000 1,500 1,000 1,000 500 0 0 2004 2005 2006 2007 2008 2004 2005 2006 2007 2008 Indirect Commercial Real Estate Direct (primarily home equity) Commercial & Industrial Mortgage 36 36

Commercial Portfolio Quarterly Trends (in millions) 6,000 $5,654 $5,828 $5,805 $5,774 $5,567 592 522 538 574 441 5,000 1,016 1,009 1,000 967 997 4,000 1,567 1,570 1,533 1,556 1,526 3,000 2,000 2,557 2,654 2,704 2,704 2,602 1,000 0 12-31-07 3-31-08 6-30-08 9-30-08 12-31-08 Land Hold, Land Development & Construction Owner Occupied Income Producing Commercial & Industrial 37 37

Stressed Portion of CRE Portfolio Land Hold, Land Development and Construction Loans Portfolio Overview 30-89 Day Past Due Small piece of overall portfolio contributing to large portion ($ in millions) of NPLs and NCOs Total portfolio is down 23% from 4Q07 $70 $65 15.0% No new Land Hold or Land Development since January $60 12.0% 2007 $50 11.3% $44 Less than 19% of residential development in construction 9.0% $40 $36 $33 8.1% 8.3% $30 ($ in millions) Watchlist $22 6.0% As of 12/31/08 $ % $20 5.6% 4.3% 3.0% Land Hold $45 $19 41% $10 Land Development 133 49 37% $0 0.0% 4Q07 1Q08 2Q08 3Q08 4Q08 Construction 264 75 28% % of Total 25% 18% 12% 20% 13% Total High Risk $441 $143 32% CRBC 30-89 Days % of Total Loans 5% NCOs/ Avg. Loans NPLs/ Loans ($ in millions) ($ in millions) $35.0 25.0% $120 25.0% $30.9 $104 $30.0 $100 19.1% 20.0% 20.0% 23.7% $25.0 $21.1 $80 15.0% Annual $69 17.5% $20.0 15.0% run rate $60$ 57 $52 $15.0 12.0% 10.0% of 13.3% 11.8% 10.0% $39 10.7% $8.3 $9.1 $40$ 10.0 $8.5 7.4% 5.0% 5.0% $5.0 5.9% 5.6% $20 6.8% $0.0 0.0% $0 0.0% 4Q07 1Q08 2Q08 3Q08 4Q08 4Q07 1Q08 2Q08 3Q08 4Q08 % of Total 43% 47% 45% 41% 26% % of Total 36% 41% 28% 25% 17% 38 CRBC NPLs CRBC NCOs 38

Large Portion of CRE – Manageable Stress Income Producing and Owner Occupied Portfolio Overview 30-89 Day Past Due Income Producing portfolio is up 2% ($ in millions) $120 $114 5.0% from 4Q07 $100 4.5% Owner Occupied portfolio is down 3% 4.0% from 4Q07 $80 $74 $67$ 71 3.0% 2.9% $60 2.8% ($ in millions) Watchlist $48 2.6% 2.0% As of 12/31/08 $ % $40 1.9% Income Producing $1,556 $401 26% 1.0% $20 Owner Occupied 968 178 18% $0 0.0% Total $2,524 $579 23% 4Q07 1Q08 2Q08 3Q08 4Q08 % of Total 28% 25% 35% 33% 39% % of Total Loans 28% CRBC 30-89 Days NPLs/ Loans NCOs/ Avg. Loans ($ in millions) ($ in millions) $120 5.0% $30.0 4.0% $110 $24.8 $100 $25.0 4.0% 3.9% 3.0% $75 4.4% $80$ 20.0 Annual $64 3.0% run rate $60$ 15.0 $11.1 2.0% 3.0% of 1.0%* $41 2.0% $36 1.7% $5.7 $40 2.5% $10.0 1.0% 1.6% 1.4% 1.0% $20$ 5.0 0.9% $2.2 $7.3* $0.8 1.2% 0.3% $0 0.0% $0.0 0.0% 0.1% 4Q07 1Q08 2Q08 3Q08 4Q08 4Q07 1Q08 2Q08 3Q08 4Q08 % of Total 22% 25% 26% 33% 36% % of Total 11% 5% 16% 25% 31% 39 CRBC NPLs CRBC NCOs * Excludes $17.5 million credit write-down in 4Q08 39

Solid Commercial Loan Performance Commercial & Industrial and Small Business Loans Portfolio Overview 30-89 Day Past Due Citizens core franchise is performing well ($ in millions) Total portfolio is up 2% from 4Q07 $60 $57 3.0% $50 2.5% Includes $293 million ABL balance 2.2% $39$ 40 Watchlist includes $136 million ABL (normal $40 2.0% 1.5% 1.5% $30 grading) $29 $30 1.5% 1.1% 1.1% $20 1.0% ($ in millions) Watchlist $10 0.5% As of 12/31/08 $ % C&I Loans $2,189 $411 19% $0 0.0% 4Q07 1Q08 2Q08 3Q08 4Q08 Small Business 413 26 6% % of Total 15% 21% 16% 14% 19% Total Commercial $2,602 $437 17% CRBC 30-89 Days % of Total Loans 29% NPLs/ Loans NCOs/ Avg. Loans ($ in millions) ($ in millions) $70$ 65 3.0% $25.0 4.0% $21.9 $60 3.5% 2.5% $20.0 3.4% 2.5% 3.0% $50 2.0% Annual $38$ 15.0 2.5% $40$ 32 run rate 1.5% 2.0% $30 of 0.2%* $20 1.4% $10.0 1.5% 1.2% 1.0% $20$ 13 1.0% 0.8% $5.0 $10 0.5% 0.5% $1.4 0.5% $0.9 $0.6 $2.6* $0.4 $0 0.0% $0.0 0.4% 0.0% 0.2% 0.1% 0.1% 0.1% 4Q07 1Q08 2Q08 3Q08 4Q08 4Q07 1Q08 2Q08 3Q08 4Q08 % of Total 7% 8% 23% 17% 21% % of Total 7% 5% 1% 2% 27% 40 CRBC NPLs CRBC NCOs * Excludes $19.3 million credit write-down in 4Q0840

Consumer Portfolio Quarterly Trends (in millions) 4,500 4,000 $3,847 $3,745 $3,644 $3,604 $3,536 3,500 829 819 833 843 821 3,000 2,500 1,572 1,532 2,000 1,502 1,481 1,452 1,500 1,000 1,445 1,394 1,309 1,280 1,263 500 0 12/31/07 3/31/08 6/30/08 9/30/08 12/31/08 Mortgage Direct (primarily home equity) Indirect 41

Disciplined Underwriting Showing Strong Results

Consumer Loans

Portfolio Overview

- Recently refreshed portfolio FICO scores
- Strong historical delinquency performance
- 77% of HE is seasoned 24 months – no brokered
- <30% of HE is 2006 and 2007 vintage
- Approximately 46% of HE in 1st lien position
- Includes residential construction balance of $44 million

As of 12/31/08	$ millions	Avg. Loan Size	Avg. LTV	Avg. Refreshed FICO
Residential Mortgage	$1,263	$186,200	66%	757
Home Equity	1,180	37,300	< 85%	722
Indirect	821	21,200		706
Other Direct	272	11,800		700
Total Consumer	**$3,536**			
% of Total Loans	*39%*			

30-89 Day Past Due



($ in millions)
$100
$90
$80
$70
$60
$50
$40
$30
$20
$10
$0
4.0%
3.5%
3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
$87
2.3%
$68
1.8%
$71
2.0%
$71
2.0%
$84
2.4%
4Q07
1Q08
2Q08
3Q08
4Q08
% of Total
CRBC 30-89 Days
33%
36%
37%
33%
29%

NPLs/ Loans



($ in millions)
$90
$80
$70
$60
$50
$40
$30
$20
$10
$0
2.4%
2.0%
1.6%
1.2%
0.8%
0.4%
0.0%
$63
1.6%
$61
1.6%
$30
0.8%
$59
1.6%
$77
2.2%
4Q07
1Q08
2Q08
3Q08
4Q08
% of Total
CRBC NPLs
33%
24%
22%
25%
25%

NCOs/ Avg. Loans



($ in millions)
$30.0
$25.0
$20.0
$15.0
$10.0
$5.0
$0.0
3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
$7.6
0.8%
$7.4
0.8%
$26.7
2.9%
$7.2
0.8%
$13.2
1.5%
4Q07
1Q08
2Q08
3Q08
4Q08
% of Total
CRBC NCOs
39%
43%
39%
32%
16%

Annual run rate of 1.5%

42

Proven Success in Loan Work Out Established LHFS classification Loans Held For Sale Balances for our riskiest assets which are Net written to liquidation values (in millions) $120 Net transfer in – 1Q07 transferred $103.7 transfer in of $92.8 of $68.6 million million in conjunction with $110 million Republic integration, recognized $35.1million write- $100 down with transfer – 2Q08 transferred $127.9 $90 million, recognized $35.1 million write-down with the $80 transfer, accelerating loss recognition $70 Loans held for sale balances are decreasing $60 Continue to work with existing borrowers when appropriate in $50 order to optimize long-term 1Q07 2Q07 3Q07 4Q07 1Q08 2Q08 3Q08 4Q08 remaining value of collateral 43 43

Aggressive Non-Performing Asset Management (in millions) 1Q 08 2Q 08 3Q 08 4Q 08 Beginning NPAs $251.5 $326.6 $285.9 $364.4 Commercial: Additions 99.0 54.5 102.6 155.5 Payments (4.8) (11.9) 7) (11. (14.5) Returned to accruing status (10.4) (12.6) (8.5) (15.2) Charge-Offs/ OREO writedown (10.1) 6) (42. 2) (17. (66.5) Fair value adjustments — (35.1) — -Consumer — net change 1.4 0 7. 3 13. 5 15. Ending NPAs $326.6 $285.9 $364.4 $439.2 At December 31, 2008: No loans greater than $10 million Only 3 loans greater than $5 million 44

Prudently Building Reserve in Uncertain Economy Includes $45 million (in millions) Includes $35 million charged-off on 4 $90 write-down for loans commercial loans 2.8% 3.0% transferred to LHFS $81 $80 2.3% 2.5% $69 $70 1.9% $60 1.8% 2.0% $50 1.5% $40$ 36 $38 $30 1.0% $22 $20$ 17 $13 0.5% $10$ 5 $0 0.0% 1Q08 2Q08 3Q08 4Q08 Net Charge-Offs Reserve Increase Reserve as % of loans 45

Citizens Continues to Carry Higher LLR Levels Helps Maintain Strong Balance Sheet LLR / Loans % 3.00% 2.80% % % 2 1 3.00% . 4 . 4% 2.80% 2 2 8 2.50% . 2 2% 3 2.50% . 9 2.00% 1% 2% . 6 2% % 2.00% 1.83% 1 . 5 8 3% . 4 4 0% % 1.72% 1 1 . . 4 4 9 1 1 . 3 2% 1.48% 1.50% 1 . 8 1 . 1 1.50% 1% 1.22% 2 1.10% . 9 1.00% 0 1.00% 0.50% 0.50% 0.00% 0.00% 2006 2007 2008 G MI SA BS BC A BXSTCB VLY CRBC Peer Group Median CRBC TSF ST W AS CM FULT CBSH FMER SUSQ Citizens has proven expertise in credit workout Source: SNL Financial 46 46

CITIZENS REPUBLIC BANCORP